UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2015

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Bryn Mawr Bank Corporation (the “Corporation”) held its Annual Meeting of Shareholders on April 30, 2015 for the purpose of considering and acting upon the below proposals. A total of 17,707,987 shares were outstanding and entitled to vote at the Annual Meeting, of which 14,448,621 shares were voted.

1. A proposal to elect four Class I directors to serve a four year term expiring in 2019.

The shareholders of the Corporation elected the following Class I directors to each serve a four year term expiring in 2019 by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Clement	12,251,559	66,051	2,131,011
Scott M. Jenkins	10,336,426	1,981,184	2,131,011
Jerry L. Johnson	10,317,622	1,999,988	2,131,011
A. John May, III	12,242,730	74,880	2,131,011

The following directors continued in office after the Annual Meeting: Andrea F. Gilbert, Wendell F. Holland, David E. Lees, Francis J. Leto, Lynn B. McKee, Britton H. Murdoch and Frederick C. Peters.

2. A proposal to approve a non-binding advisory vote on executive officer compensation (“say-on-pay”).

The shareholders of the Corporation approved the say-on-pay proposal by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes
12,101,552	146,567	69,491	2,131,011

3. A proposal to approve and adopt the Amended and Restated Bryn Mawr Bank Corporation 2010 Long-Term Incentive Plan.

The shareholders of the Corporation approved the Amended and Restated Bryn Mawr Bank Corporation 2010 Long-Term Incentive Plan by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes
11,986,083	266,343	65,184	2,131,011

4. A proposal to ratify KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015 by the following vote:

Votes For	Votes Against	Abstained
14,213,917	210,817	23,887

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the script for the May 1, 2015 earnings conference call of the Corporation.

The information furnished in this Item 7.01, including the Exhibit incorporated by reference herein, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, such information, including such Exhibit, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as may be expressly set forth by specific reference in such report or filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Script for May 1, 2015 earnings conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Francis J. Leto
Francis J. Leto,
President & Chief Executive Officer

Date: May 1, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Script for May 1, 2015 earnings conference call